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                    CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated June 11, 1999, with respect to the financial statements of GO Software, Inc. included in the Registration Statement (Form S-1) and related Prospectus of ShopNow, Inc. dated June 18, 1999.


                                         /s/ Ernst & Young LLP

June 11, 1999
Jacksonville, Florida